UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  May 5, 2004

                              ____________________

                         Commission File Number 0-22935


                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)


    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)


       Registrant's telephone number, including area code: (214) 234-4000

Item  12.  Results  of  Operations  and  Financial  Condition

On May 5, 2004, Pegasus Solutions, Inc. issued a press release announcing that it sold its stake in Travelweb to Priceline.com. Attached to this current report on Form 8-K is a copy of the related press release dated May 5, 2004.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.


Exhibit  Number                    Description
---------------                    -----------
    99.1               Press  release  issued  May  5,  2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PEGASUS SOLUTIONS, INC.


May  5,  2004                                   /s/  SUSAN  K.  COLE
                                                -------------------------
                                                Chief  Financial  Officer

                                  EXHIBIT INDEX

          Exhibit  Number                         Description
          ---------------                         -----------
               99.1               Press  release  issued  May  5,  2004

                Exhibit 99.1     Press release issued May 5, 2004





                                      Contacts:
                                              Pegasus  Solutions
                                              Marcie  Hyder  214-234-4120
                                              Press:  Cindy  Foor  214-234-4129


               PEGASUS SOLUTIONS ANNOUNCES SALE OF TRAVELWEB STAKE COMPANY EXTENDS SERVICES AGREEMENT WITH TRAVELWEB THROUGH 2007


DALLAS, MAY 5, 2004 - Pegasus Solutions, Inc. (Nasdaq: PEGS), a leading global provider of hotel reservations-related services and technology, today announced that it recently sold its 14 percent stake in Travelweb, LLC to Priceline.com.

Under the purchase agreement, Pegasus received cash of approximately $4.2 million and potential shares of Priceline.com common stock valued at approximately $4.7 million as of the closing date. The shares are payable approximately one year from the closing date if certain transaction volumes are met. Additionally, the sale of these shares would be restricted for one year from the date of issuance.

During the second quarter of 2004, Pegasus expects to record a gain of approximately $2.0 million from the sale of its investment in Travelweb. As a result of this gain, the company now expects second quarter and full year GAAP earnings per diluted share to range from $0.12 to $0.14 and $0.33 and $0.40, respectively. Pegasus will exclude this gain for cash earnings purposes and reiterates its current revenue and cash earnings per diluted share guidance for the second quarter and full year 2004.

In conjunction with the purchase agreement, the company also extended its services agreement to process Travelweb's hotel reservations. The original three-year agreement was scheduled to end in 2005 but has now been extended through 2007.

"Two years ago, we joined forces with five hotel chains creating Travelweb to compete in the merchant hotel space. Travelweb has certainly exceeded our expectations, and I believe this transaction was a win-win for all parties involved," said John F. Davis III, president, chief executive officer and chairman of Pegasus Solutions. Davis continued: "Not only did we get a substantial return on our investment, but we also extended the term of our services agreement for an additional two years."

RECONCILIATION  OF  NON-GAAP  FINANCIAL  MEASURES
-------------------------------------------------
Reconciling items between GAAP and cash earnings per diluted share primarily consist of purchase accounting amortization and non-recurring items.

COMPANY  INFORMATION
--------------------

Dallas-based Pegasus Solutions, Inc. (Nasdaq: PEGS) is a leading global provider of hotel reservations-related services and technology. Founded in 1989, Pegasus' customers include a majority of the world's travel agencies and more than 50,000 hotel properties around the globe. Pegasus' services include central reservation systems, electronic distribution services, commission processing and payment services, property management systems, and marketing representation services. The company's representation services, including Utell by PegasusTM and Unirez by PegasusTM, are used by more than 7,300 member hotels in 140 countries, making Pegasus the hotel industry's largest third-party marketing and reservations provider. Pegasus has 17 offices in 12 countries, including regional hubs in London, Scottsdale and Singapore. For more information, please visit www.pegs.com.
                             ------------

Some statements made in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding future events, financial projections, estimated transaction volumes and expected average daily room rates, as well as management's expectations, beliefs, hopes, intentions or strategies regarding the future. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from current expectations. Factors that could cause or contribute to such difference include, but are not limited to, terrorist acts or war, global health epidemics, variation in demand for and acceptance of the company's products and services and timing of sales, general economic conditions including a slowdown in technology spending by the company's current and prospective customers, failure to maintain successful relationships with and to establish new relationships with customers, the success of the company's international operations, the level of product and price competition from existing and new competitors, changes in the company's level of operating expenses and its ability to control costs, delays in developing, marketing and deploying new products and services, as well as other risks identified in the company's Securities and Exchange Commission filings, including those appearing under the caption Risk Factors in the company's 2003 Annual Report on Form 10-K and Form S-3, as amended, declared effective in November 2003.

Management believes that presentation of non-GAAP financial measures such as cash earnings per share is useful because it allows investors and management to evaluate and compare the company's core cash-based operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. In addition, Pegasus' calculation of cash earnings per share is not necessarily comparable to similarly titled measures reported by other companies.
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